Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

Pursuant to Section 906(a) of the Sarbanes-Oxley Act of 2002

Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18 United States Code

The undersigned, being the Principal Executive Officer of Enbridge Energy Partners, L.P. (the “Partnership”), hereby certifies that the Partnership’s Amendment No. 1 to the quarterly report on Form 10-Q for the quarterly period ended June 30, 2013 (the “Amendment”), as filed with the United States Securities and Exchange Commission on the date hereof pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)), as amended, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Amendment fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: August 6, 2013	By:	/s/ Mark A. Maki
Mark A. Maki President (Principal Executive Officer) Enbridge Energy Management, L.L.C. (as delegate of the General Partner)